ANNUAL REPORT
DECEMBER 31, 2002

Prudential
Equity Fund, Inc.

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

Prudential Equity Fund, Inc.
Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Equity Fund, Inc. (the Fund) seeks long-term growth of capital by investing primarily 80% of its net assets plus borrowings for investment purposes in common stocks of major, established companies that we believe are in sound financial condition and have the greater potential for price appreciation than broadly based stock indexes. The Fund's strategy is to combine the efforts of three investment advisers and to invest in the favorite stock selection ideas of the portfolio managers. There can be no assurance that the Fund will achieve its investment objective.

     Portfolio Composition
     Sectors expressed as a percentage of net assets as of 12/31/02.

     18.5%    Financials
     15.0     Healthcare
     14.9     Consumer Discretionary
     14.6     Information Technology
      8.4     Materials
      8.2     Energy
      8.0     Industrials
      5.4     Consumer Staples
      2.5     Utilities
      2.0     Telecommunication Services
      0.1     Bonds
      2.4     Cash & Equivalents

     Portfolio composition is subject to change.


     Ten Largest Holdings

     Expressed as a percentage of net assets as of 12/31/02.
     3.4%    Microsoft Corp.
             Software
     2.9     American International Group, Inc.
             Insurance
     2.0     Pfizer, Inc.
             Pharmaceuticals
     1.9     Wal-Mart Stores, Inc.
             Multi-line Retail
     1.8     Amgen, Inc.
             Biotechnology
     1.7     Bank One Corp.
             Banks
     1.7     TotalFinaElf SA ADR
             Oil & Gas
     1.7     Freeport-McMoRan Copper & Gold, Inc.
             Metals & Mining
     1.6     Intel Corp.
             Semiconductor Equipment & Products
     1.6     Exxon Mobil Corp.
             Oil & Gas

     Holdings are subject to change.

                                       www.prudential.com  (800) 225-1852

Annual Report     December 31, 2002

     Cumulative Total Returns(1)     As of 12/31/02

                                                              Since
                        One Year  Five Years    Ten Years   Inception(2)
Class A                 -22.95%    -13.53%       107.87%      198.32%
Class B                 -23.51     -16.73         92.83       900.46
Class C                 -23.51     -16.73          N/A         56.69
Class Z                 -22.67     -12.46          N/A         23.66
S&P 500 Index(3)        -22.09     -2.87         144.21         ***
Russell 1000 Index(4)   -21.65     -2.86         140.80        ****
Lipper Large-Cap
 Core Funds Avg.(5)     -23.49     -8.29         110.27       *****


     Average Annual Total Returns(1)     As of 12/31/02

                                                    Since
           One Year   Five Years     Ten Years   Inception(2)
Class A     -26.80%     -3.86%         7.04%        8.38%
Class B     -27.34      -3.72          6.79        11.70
Class C     -25.03      -3.79           N/A         5.35
Class Z     -22.67      -2.63           N/A         3.16

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1) Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining
CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
(2) Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96. (3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. (4) The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Investors cannot invest directly in an index. (5) The Lipper Large-Cap Core Funds Average is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median of the S&P MidCap 400 Index, have a wide latitude in companies in which they invest, and have average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure. The returns for the S&P 500
Index, Russell 1000 Index, and Lipper Large-Cap Core Funds Average would be lower if they included the effect of sales charges or operating expenses of a mutual fund, or taxes. ***S&P 500 Index Since Inception returns are 255.91% for Class A, 1,331.46% for Class B,
122.37% for Class C, and 52.59% for Class Z. ****Russell 1000 Index
Since Inception returns are 259.96% for Class A, 1,276.58% for Class
B, 120.78% for Class C, and 51.11% for Class Z. *****Lipper Large-Cap Core Funds Average Since Inception returns are 216.14% for Class A, 959.91% for Class B, 89.46% for Class C, and 34.41% for Class Z.

(LOGO) Prudential Financial            February 11, 2003

DEAR SHAREHOLDER,
Concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities, creating an exceptionally poor investing environment for stocks in 2002. It was the first year since sector returns were calculated for the S&P 500 Index that every sector fell.

The return of the broadly diversified Prudential Equity Fund was slightly below the S&P 500 Index's return, but roughly in line with the Lipper Large-Cap Core Funds Average. In the following report, the Fund's investment advisers describe the strengths and weaknesses of the Fund's positioning in this year's unusually poor environment.

The steep decline of share prices in the summer of 2002 suggests that market turbulence and uncertain domestic and international situations led some investors to abandon stocks, departing from their investment plans. We recommend that any changes to your strategy be based on sound financial principles and the advice of a financial professional. We appreciate your continued confidence in Prudential mutual funds.


Sincerely,



David R. Odenath, Jr., President
Prudential Equity Fund, Inc.

Prudential Equity Fund, Inc.
Annual Report     December 31, 2002

INVESTMENT ADVISERS' REPORT

EVERY SECTOR FELL
The Prudential Equity Fund is a core stock fund, broadly diversified across investing styles as well as market sectors. The Fund is managed by three leading investment advisers with complementary approaches.
The goal of such diversification is to produce consistency of performance by reducing the impact of any one manager's style. During 2002, the Fund's structure had precisely this effect, as short-term underperformance by one adviser was offset by another's relative strength during the period.

The Fund held a large number of stocks--321 at period-end--so no single holding substantially added to or detracted from its return, although a few

The Investing Environment     As of 12/31/02

(BAR GRAPH)

Source: Standard & Poor's; Prudential Securities.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. Past performance is not indicative of future results. Investors cannot invest directly in an index.

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Prudential Equity Fund, Inc.
Annual Report     December 31, 2002

positions were dramatically affected by unexpected events. All market sectors fell, as the previous page shows, but they didn't all fall equally. The declines ranged from -4.7% to -37.4%. The Fund's Class A shares performed better than the average of its peers primarily because it focused on parts of the market with better-than-average returns--materials, healthcare, energy, and consumer services.

WE EMPHASIZED MATERIALS
At year-end, materials stocks made up 8.4% of the Fund's net assets, but only 2.8% of the S&P 500 Index. It proved to be one of only two sectors that avoided double-digit declines, and the Fund benefited considerably from this emphasis. Gold stocks, led by Newmont Mining, rose sharply in the first half of the year and contributed significantly to return. The Fund's copper holdings were also strong, but aluminum and paper companies suffered from uncertainty about the pace of economic recovery.

OUR HEALTHCARE STOCKS HAD MIXED RESULTS
The Fund's results in healthcare were split. Health service managers such as Health Net and Wellpoint Health Networks (neither of which remained in the portfolio at year-end), and hospital managers such as HCA benefited from improved pricing and industry consolidation. Some research-oriented drug stocks, including Pharmacia (whose acquisition by Pfizer is pending) and Novartis, also performed well. However, generic drug makers are offering tough competition to these companies. The Fund's position in the generic manufacturer Teva Pharmaceutical Industries contributed significantly to return.

The largest single detractor from the Fund's return was the biotechnology company Sepracor, whose new proprietary nonsedating antihistamine was being reviewed by the Food and Drug Administration (FDA). When the FDA asked for more data before approving the drug, Sepracor's stock fell swiftly. In our view, Sepracor's large library of existing patents on products that it


    4


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                                       www.prudential.com  (800) 225-1852

licenses to others or markets itself places a floor beneath the company's true value, and we believe its share price will recover when investors look beyond a short-term setback.

ENERGY DEMAND WAS HIGH
The Fund's focus on energy stocks added to its relative performance, with contributions from companies that have energy reserves or that offer oil drilling services. ConocoPhillips and Devon Energy were among these. The benefit of the energy overweight was reduced by holdings in energy-related utilities that had energy trading businesses, including El Paso and Williams Companies. The energy trading business dried up after Enron Corporation, which had been the largest trader, filed for bankruptcy. El Paso and Williams Companies were among the largest detractors from the Fund's return and both holdings were sold during the period. Some of the companies that were hurt have other sound businesses, such as oil and gas pipelines, and are refocusing on their core business lines.

FINANCIALS DIVERGED IN PERFORMANCE
Among financials, banks and thrifts that were not severely affected by capital markets or corporate lending problems benefited, as consumers continued to borrow and spend, supported by low interest rates. Bank of America, Bank One, and Wells Fargo were positive contributors to return. American Express made an even larger contribution, as investors responded to its cost-cutting initiatives and the earnings growth of its credit card and travel businesses.

In contrast, some capital markets firms and insurance companies, including Cigna, American International Group (AIG), and Hartford Financial Services Group, were detractors. Cigna had the largest impact after it announced that its defined benefit pension program was underfunded. This threatened future earnings and drove down its share price. Although we sold the Fund's position in Cigna when warning signs surfaced, some damage was already

Prudential Equity Fund, Inc.
Annual Report     December 31, 2002

done. Other financial stocks in the Fund were hurt by the poor capital markets and unusually high insurance claims from floods, asbestos, and terrorist damage.

ACCOUNTING ISSUES HURT TYCO'S SHARE PRICES
Shares of Tyco International, an industrial conglomerate, began to fall early in the year when its management suggested to analysts that Tyco's earnings would be below expectations. The decline accelerated as its former CEO was indicted for tax evasion and its new management and accountants uncovered reporting and financial irregularities.
After the bankruptcy of Enron Corporation in December 2001, investors reacted dramatically to any accounting issue. A forensic audit subsequently uncovered relatively little damage to Tyco from these factors. Although its share price bottomed in midyear and has generally risen since, the Fund's position in Tyco hurt its performance.

MARKET-LEVEL RETURNS IN OTHER SECTORS
The Fund's holdings in other sectors detracted from its return, but its performance was comparable to the return on those sectors in the S&P 500 Index. Some were large technology companies whose corporate-level customers delayed projects because of uncertainty about their own profits. Some were retailers whose stocks fell because investors feared a slowdown in consumer spending. Electronic media companies were hurt by the related advertising slowdown.


Prudential Equity Fund, Inc. Management Team


    6


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                                       www.prudential.com  (800) 225-1852

Holdings expressed as a percentage of the specified portfolio


Comments on Largest Holdings  As of 12/31/02
3.4%     Microsoft Corp./Software
         Microsoft is the world's dominant software company. We expect Windows 2000 (its business operating system) and the XP operating system for personal computers to trigger a new replacement cycle for personal computers. Microsoft's accounting is unblemished and its shares inexpensive compared with their past prices and those of other technology firms.

2.9%     American International Group, Inc. (AIG)/Insurance
         AIG is among the largest property/casualty insurers in the United States and also has a global presence. Under long-time Chairman and CEO Maurice Greenberg, it has developed a strong strategic position and a cost-conscious culture. Moreover, demand for property/ casualty insurance is rising, while circumstances are constraining the ability of many of its competitors to underwrite policies.

2.0%     Pfizer, Inc./Pharmaceuticals
         Pfizer is the largest drug firm in the world in terms of market capitalization and revenues. Its products include Lipitor and Norvasc for cardiovascular diseases and Viagra for impotence. It has few patent expirations, an adequate drug pipeline, and "visible" earnings growth. It is a relatively safe drug holding at a difficult period for the industry, but we are underweighted compared with the S&P 500 Index because its growth prospects are not exceptional.

1.9%     Wal-Mart Stores, Inc./Multi-line Retail
         Wal-Mart is the world's largest retailer as measured by total revenues. It has about 4,600 stores, with huge untapped international potential. Wal-Mart did not suffer as much as some other companies in the difficult environment of the past two years, so it is well-positioned to profit from the expected growth of consumer spending. We chose to underweight it compared with the S&P 500 Index because it is already priced at a considerable premium to other stocks in the industry.

1.8%     Amgen, Inc./Biotechnology
         Amgen is the largest biotechnology company in the world in terms of both market capitalization and revenues, with income from drugs already on the market for anemia and immune system disorders. We expect revenue and earnings growth above 20%, fueled by its three new products.

         Holdings are subject to change.

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Common Stocks  97.5%
-------------------------------------------------------------------------------------
Aerospace/Defense  3.5%
    148,110   Boeing Co.                                          $      4,886,149
     33,508   General Dynamics Corp.                                     2,659,530
     34,156   Honeywell International, Inc.                                819,744
     96,852   Lockheed Martin Corp.                                      5,593,203
    244,502   Northrop Grumman Corp.                                    23,716,694
    497,868   Raytheon Co.                                              15,309,441
    187,525   United Technologies Corp.                                 11,615,298
                                                                  ----------------
                                                                        64,600,059
-------------------------------------------------------------------------------------
Air Freight & Couriers  0.2%
      4,758   FedEx Corp.                                                  257,979
     52,636   United Parcel Service, Inc. (Class B)                      3,320,279
                                                                  ----------------
                                                                         3,578,258
-------------------------------------------------------------------------------------
Airlines
     19,218   Delta Air Lines, Inc.                                        232,538
     21,125   Southwest Airlines Co.                                       293,637
                                                                  ----------------
                                                                           526,175
-------------------------------------------------------------------------------------
Automobiles  2.2%
    371,000   Bayerische Motoren Werke (BMW) AG (Germany)               11,258,728
     45,148   Ford Motor Co.                                               419,876
     29,656   General Motors Corp.,                                      1,093,120
    366,842   Harley-Davidson, Inc.                                     16,948,101
     26,033   Porsche AG                                                10,817,740
                                                                  ----------------
                                                                        40,537,565
-------------------------------------------------------------------------------------
Banks  5.6%
    243,250   Bank of America Corp.                                     16,922,902
    496,012   Bank of New York Co., Inc.                                11,884,448
    864,027   Bank One Corp.                                            31,580,187
     71,300   Charter One Financial, Inc.                                2,048,449
     13,094   Comerica, Inc.                                               566,185
     59,138   Fifth Third Bancorp                                        3,462,530

    8                                      See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    217,090   FleetBoston Financial Corp.                         $      5,275,287
     19,918   Huntington Bancshares, Inc.                                  372,666
     65,764   Mellon Financial Corp.                                     1,717,098
     15,440   PNC Financial Services Group                                 646,936
      8,926   SouthTrust Corp.                                             221,811
    128,406   US Bancorp                                                 2,724,775
    195,944   Wachovia Corp.                                             7,140,199
     70,040   Washington Mutual, Inc.                                    2,418,481
    339,976   Wells Fargo & Co.                                         15,934,675
                                                                  ----------------
                                                                       102,916,629
-------------------------------------------------------------------------------------
Beverages  1.2%
     40,420   Anheuser-Busch Companies., Inc.                            1,956,328
    120,728   Coca-Cola Co.                                              5,290,301
     45,739   Pepsi Bottling Group, Inc.                                 1,175,492
    311,749   PepsiCo, Inc.                                             13,162,043
                                                                  ----------------
                                                                        21,584,164
-------------------------------------------------------------------------------------
Biotechnology  2.6%
    688,363   Amgen, Inc.(a)                                            33,275,467
     23,976   Biogen, Inc.(a)                                              960,479
     83,700   Cephalon, Inc.(a)                                          4,073,512
    361,009   MedImmune, Inc.(a)                                         9,808,614
                                                                  ----------------
                                                                        48,118,072
-------------------------------------------------------------------------------------
Building Products
      3,873   American Standard Cos., Inc.(a)                              275,525
     28,033   Masco Corp.                                                  590,095
                                                                  ----------------
                                                                           865,620
-------------------------------------------------------------------------------------
Chemicals  0.7%
     53,243   Air Products & Chemicals, Inc.                             2,276,138
     41,718   Dow Chemical Co.                                           1,239,025
     57,173   E.I. du Pont de Nemours & Co.                              2,424,135
      4,176   Eastman Chemical Co.                                         153,551
     83,800   Ecolab, Inc.                                               4,148,100
     10,513   International Flavors & Fragrances, Inc.                     369,006
      7,377   PPG Industries, Inc.                                         369,957

    See Notes to Financial Statements                                      9

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     16,599   Praxair, Inc.                                       $        958,924
     25,820   Rohm & Haas Co.                                              838,634
                                                                  ----------------
                                                                        12,777,470
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.8%
      1,992   Apollo Group, Inc. (Class A)(a)                               87,648
     29,951   Automatic Data Processing, Inc.                            1,175,577
      6,418   Avery Dennison Corp.                                         392,011
     64,698   Cendant Corp.(a)                                             678,035
      4,832   Cintas Corp.                                                 221,064
     88,600   Concord EFS, Inc.(a)                                       1,394,564
     85,104   First Data Corp.                                           3,013,533
      9,885   H&R Block, Inc.                                              397,377
    215,296   Paychex, Inc.                                              6,006,758
      6,639   Pitney Bowes, Inc.                                           216,830
     10,107   Sabre Holdings Corp.(a)                                      183,038
     42,345   Waste Management, Inc.                                       970,547
                                                                  ----------------
                                                                        14,736,982
-------------------------------------------------------------------------------------
Communications Equipment  2.6%
    740,000   ADC Telecommunications, Inc.(a)                            1,546,600
    177,300   CIENA Corp.(a)                                               911,322
  1,554,919   Cisco Systems, Inc.(a)                                    20,369,439
    375,600   Comverse Technology, Inc.(a)                               3,763,512
    184,430   Lucent Technologies, Inc.(a)                                 232,382
    111,174   Motorola, Inc.                                               961,655
  1,221,400   Nokia Corp. ADR (Finland)                                 18,931,700
     46,034   QUALCOMM, Inc.(a)                                          1,675,177
                                                                  ----------------
                                                                        48,391,787
-------------------------------------------------------------------------------------
Computer & Peripherals  2.6%
    431,169   Dell Computer Corp.(a)                                    11,529,459
    337,690   EMC Corp.(a)                                               2,073,417
  1,370,469   Hewlett-Packard Co.                                       23,791,342
     87,917   IBM Corp.                                                  6,813,567
      5,090   Lexmark International, Inc.(a)                               307,945
    964,169   Sun Microsystems, Inc.(a)                                  2,998,566
                                                                  ----------------
                                                                        47,514,296

    10                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Construction Materials
      5,521   Vulcan Materials Co.                                $        207,037
-------------------------------------------------------------------------------------
Containers & Packaging  1.0%
     22,796   Pactiv Corp.(a)                                              498,320
    107,900   Smurfit-Stone Container Corp.(a)                           1,660,689
    348,200   Temple-Inland, Inc.                                       15,602,842
                                                                  ----------------
                                                                        17,761,851
-------------------------------------------------------------------------------------
Diversified Financials  5.4%
    664,442   American Express Co.                                      23,488,025
     58,501   Charles Schwab Corp.                                         634,736
    298,600   Citigroup, Inc.                                           10,507,734
     84,875   Fannie Mae                                                 5,460,009
     17,041   Franklin Resources, Inc.                                     580,757
    136,505   Freddie Mac                                                8,060,620
    234,056   Goldman Sachs Group, Inc                                  15,939,214
     10,859   Household International Corp.                                301,989
    269,677   JP Morgan                                                  6,472,248
     25,331   Lehman Brothers Holdings, Inc.                             1,349,889
     98,522   MBNA Corp.                                                 1,873,888
    392,301   Merrill Lynch & Co.                                       14,887,823
      8,705   Moody's Corp.                                                359,429
    132,899   Morgan Stanley Dean Witter & Co.                           5,305,328
      7,045   Principal Financial Group, Inc.                              212,266
     12,689   SLM Corp.                                                  1,317,880
     34,966   State Street Corp.                                         1,363,674
     12,301   Stilwell Financial, Inc.(a)                                  160,774
                                                                  ----------------
                                                                        98,276,283
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.6%
     13,648   ALLTEL Corp.                                                 696,048
     92,531   AT&T Corp.                                                 2,415,984
     89,559   BellSouth Corp.                                            2,316,891
    162,336   SBC Communications, Inc.                                   4,400,929
     31,611   Sprint Corp. (FON Group)                                     457,727
    476,554   Verizon Communications, Inc.                              18,466,468
                                                                  ----------------
                                                                        28,754,047

    See Notes to Financial Statements                                     11

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Electric Utilities  2.4%
     16,599   American Electric Power Co., Inc.                   $        453,651
    119,100   Consolidated Edison, Inc.                                  5,099,862
     31,648   Dominion Resources, Inc.                                   1,737,475
     34,783   Entergy Corp.                                              1,585,757
     96,279   Exelon Corp.                                               5,080,643
    471,043   FirstEnergy Corp.                                         15,530,288
     12,541   FPL Group, Inc.                                              754,090
     78,571   Progress Energy, Inc.                                      3,406,053
    330,677   Southern Co.                                               9,387,920
     18,443   TXU Corp.                                                    344,515
                                                                  ----------------
                                                                        43,380,254
-------------------------------------------------------------------------------------
Electrical Equipment  0.2%
     61,231   Emerson Electric Co.                                       3,113,596
     41,796   Molex, Inc. (Class A)                                        831,323
                                                                  ----------------
                                                                         3,944,919
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  0.1%
     21,763   Agilent Technologies, Inc.(a)                                390,863
     49,800   Celestica, Inc. (Canada)(a)                                  702,180
     15,745   Flextronics International Ltd. (Singapore)(a)                128,952
     10,291   Jabil Circuit, Inc.(a)                                       184,415
                                                                  ----------------
                                                                         1,406,410
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.1%
     20,841   Baker Hughes, Inc.                                           670,872
    409,000   BJ Services Co.(a)                                        13,214,790
     22,131   Nabors Industries Ltd. (Barbados)(a)                         780,560
     21,505   Noble Corp.(a)                                               755,901
     29,509   Schlumberger Ltd.                                          1,242,034
    930,500   Transocean Sedco Forex, Inc.(a)                           21,587,600
      8,853   Weatherford International Ltd.(a)                            353,500
                                                                  ----------------
                                                                        38,605,257

    12                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Food & Drug Retailing  0.8%
     31,722   CVS Corp.                                           $        792,098
     96,051   Kroger Co.(a)                                              1,483,988
    266,500   Safeway, Inc.(a)                                           6,225,440
     61,600   SYSCO Corp.                                                1,835,064
    146,279   Walgreen Co.                                               4,269,884
                                                                  ----------------
                                                                        14,606,474
-------------------------------------------------------------------------------------
Food Products  0.9%
     50,423   ConAgra Foods, Inc.                                        1,261,079
    147,903   General Mills, Inc.                                        6,944,046
      9,553   Hershey Foods Corp.                                          644,255
     17,041   Kellogg Co.                                                  583,995
    103,997   Kraft Foods, Inc. (Class A)                                4,048,603
     68,239   Sara Lee Corp.                                             1,536,060
     36,300   Unilever NV ADR (Netherlands)                              2,240,073
                                                                  ----------------
                                                                        17,258,111
-------------------------------------------------------------------------------------
Gas Utilities
     14,349   Kinder Morgan, Inc.                                          606,532
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  0.6%
    142,900   Applera Corp.-Applied Biosystems Group                     2,506,466
     47,952   Baxter International, Inc.                                 1,342,656
     18,443   Guidant Corp.(a)                                             568,967
     90,169   Medtronic, Inc.                                            4,111,706
     59,300   St. Jude Medical, Inc.(a)                                  2,355,396
     11,066   Stryker Corp.                                                742,750
                                                                  ----------------
                                                                        11,627,941
-------------------------------------------------------------------------------------
Healthcare Providers & Services  0.7%
      5,533   AmerisourceBergen Corp.                                      300,497
     59,017   Cardinal Health, Inc.                                      3,493,216
    169,630   HCA, Inc.                                                  7,039,645
      9,222   Quest Diagnostics, Inc.(a)                                   524,732
     25,819   Tenet Healthcare Corp.(a)                                    423,432
     18,335   UnitedHealth Group, Inc.                                   1,530,972
                                                                  ----------------
                                                                        13,312,494

    See Notes to Financial Statements                                     13

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  1.0%
     31,390   Carnival Corp.                                      $        783,181
     18,701   Darden Restaurants, Inc.                                     382,436
      8,226   Harrah's Entertainment, Inc.(a)                              325,750
      4,721   International Game Technology, Inc.(a)                       358,418
    233,500   Marriott International, Inc. (Class A)                     7,675,145
     91,330   McDonald's Corp.                                           1,468,586
    202,400   MGM Mirage, Inc.(a)                                        6,673,128
      2,664   Starbucks Corp.(a)                                            54,292
                                                                  ----------------
                                                                        17,720,936
-------------------------------------------------------------------------------------
Household Durables  0.3%
      4,271   American Greetings Corp. (Class A)(a)                         67,482
      4,611   Black & Decker Corp.                                         197,766
      3,113   Centex Corp.                                                 156,273
     85,752   Fortune Brands, Inc.                                       3,988,325
      2,620   KB HOME                                                      112,267
     10,549   Leggett & Platt, Inc.                                        236,720
      4,131   Maytag Corp.                                                 117,733
     14,275   Newell Rubbermaid, Inc.                                      432,961
      3,227   Pulte Homes, Inc.                                            154,476
      3,246   Snap-on, Inc.                                                 91,245
      4,860   Stanley Works                                                168,059
      3,487   Tupperware Corp.                                              52,584
      3,578   Whirlpool Corp.                                              186,843
                                                                  ----------------
                                                                         5,962,734
-------------------------------------------------------------------------------------
Household Products  0.9%
     23,423   Clorox Co.                                                   966,199
     44,116   Colgate-Palmolive Co.                                      2,313,002
    121,549   Kimberly-Clark Corp.                                       5,769,931
     89,118   Procter & Gamble Co.                                       7,658,801
                                                                  ----------------
                                                                        16,707,933
-------------------------------------------------------------------------------------
Industrial Conglomerates  1.6%
    191,318   3M Co.                                                    23,589,509
    349,787   Tyco International Ltd. (Bermuda)                          5,974,362
                                                                  ----------------
                                                                        29,563,871

    14                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Insurance  7.5%
     35,669   ACE Ltd.                                            $      1,046,528
      9,812   AFLAC, Inc.                                                  295,537
     52,931   Allstate Corp.                                             1,957,918
    925,923   American International Group, Inc.                        53,564,646
         40   Berkshire Hathaway, Inc. (Class A)(a)                      2,910,000
     11,398   Chubb Corp.                                                  594,976
    491,504   Hartford Financial Services Group, Inc.                   22,329,027
     24,308   John Hancock Financial Services, Inc.                        678,193
    300,386   Lincoln National Corp.                                     9,486,190
    499,594   Loews Corp.                                               22,211,949
     94,747   Marsh & McLennan Companies, Inc.                           4,378,259
     17,668   MBIA, Inc.                                                   774,919
     96,786   MetLife, Inc.                                              2,617,093
     15,160   MGIC Investment Corp.                                        626,108
      4,224   Platinum Underwriters Holdings Ltd.(a)                       111,302
     50,622   St. Paul Companies, Inc.                                   1,723,679
    146,600   XL Capital Ltd. (Class A) (Bermuda)                       11,324,850
                                                                  ----------------
                                                                       136,631,174
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.4%
     17,189   eBay, Inc.(a)                                              1,165,758
    256,000   USA Interactive(a)(c)                                      5,867,520
                                                                  ----------------
                                                                         7,033,278
-------------------------------------------------------------------------------------
Internet Software & Services
     23,193   Yahoo!, Inc.(a)                                              379,205
-------------------------------------------------------------------------------------
IT Consulting & Services  0.1%
     10,771   Affiliated Computer Services, Inc. (Class A)(a)              567,093
     33,448   Electronic Data Systems Corp.                                616,447
     71,201   Unisys Corp.(a)                                              704,890
                                                                  ----------------
                                                                         1,888,430
-------------------------------------------------------------------------------------
Leisure Equipment & Products  0.1%
     15,603   Eastman Kodak Co.                                            546,729
     33,824   Mattel, Inc.                                                 647,730
                                                                  ----------------
                                                                         1,194,459

    See Notes to Financial Statements                                     15

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Machinery  1.2%
     18,554   Caterpillar, Inc.                                   $        848,289
     50,800   Cummins, Inc.                                              1,429,004
     64,858   Danaher Corp.                                              4,261,171
    105,004   Deere & Co.                                                4,814,433
     17,336   Dover Corp.                                                  505,518
      7,709   Eaton Corp.                                                  602,150
     11,472   Illinois Tool Works, Inc.                                    744,074
     91,200   Navistar International Corp.(a)                            2,217,072
     64,450   PACCAR, Inc.(a)                                            2,973,078
      6,012   Parker-Hannifin Corp.                                        277,334
     81,900   SPX Corp.(a)                                               3,067,155
                                                                  ----------------
                                                                        21,739,278
-------------------------------------------------------------------------------------
Media  5.3%
    243,448   AOL Time Warner, Inc.(a)                                   3,189,169
    181,736   Clear Channel Communications, Inc.(a)                      6,776,935
    171,927   Comcast Corp. (Class A)(a)                                 4,052,319
    174,956   Comcast Corp. (Special Class A)(a)                         3,952,256
     14,312   Gannett Co., Inc.                                          1,027,602
    509,568   Liberty Media Corp. (Class A)(a)                           4,555,538
     10,402   McGraw-Hill Cos., Inc.                                       628,697
    398,089   New York Times Co. (Class A)                              18,204,610
    594,000   News Corp. Ltd. ADR (Australia)                           13,454,100
    142,821   Omnicom Group, Inc.                                        9,226,237
     16,230   Tribune Co.                                                  737,816
    132,200   Univision Communications, Inc. (Class A)(a)(c)             3,238,900
    667,900   Viacom, Inc. (Class B)(a)                                 27,223,604
     81,850   Walt Disney Co.                                            1,334,973
                                                                  ----------------
                                                                        97,602,756
-------------------------------------------------------------------------------------
Metals & Mining  5.3%
     85,100   Alcan, Inc. (Canada)                                       2,512,152
  1,077,362   Alcoa, Inc.                                               24,542,306
     71,800   Barrick Gold Corp.                                         1,106,438
    657,000   Companhia Vale do Rio Doce, ADR (Brazil)                  18,993,870
  1,804,400   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)         30,277,832
    697,830   Newmont Mining Corp.                                      20,258,005
                                                                  ----------------
                                                                        97,690,603

    16                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Multi-line Retail  4.0%
    696,101   Costco Wholesale Corp.(a)                           $     19,532,594
      9,222   Family Dollar Stores, Inc.                                   287,819
    292,841   Federated Department Stores, Inc.(a)                       8,422,107
     11,730   Kohl's Corp.(a)                                              656,293
      9,074   May Department Stores Co.                                    208,521
     22,095   Sears, Roebuck & Co.                                         529,175
    290,019   Target Corp.                                               8,700,570
    705,238   Wal-Mart Stores, Inc.(b)                                  35,621,571
                                                                  ----------------
                                                                        73,958,650
-------------------------------------------------------------------------------------
Multi-Utilities  0.1%
     44,263   Duke Energy Co.                                              864,899
     34,367   Mirant Corp.(a)                                               64,954
                                                                  ----------------
                                                                           929,853
-------------------------------------------------------------------------------------
Oil & Gas  6.1%
    317,500   Anadarko Petroleum Corp.                                  15,208,250
     18,298   BP PLC ADR                                                   743,814
     29,509   Burlington Resources, Inc.                                 1,258,559
     62,706   ChevronTexaco Corp.                                        4,168,695
     43,841   ConocoPhillips                                             2,121,466
      7,746   Devon Energy Corp.                                           355,541
     29,767   Encana Corp.                                                 925,754
    830,921   Exxon Mobil Corp.(b)                                      29,032,380
    289,400   Kerr-McGee Corp.                                          12,820,420
     35,000   Royal Dutch Petroleum Co. ADR (Netherlands)                1,540,700
    758,500   Suncor Energy, Inc.(a)                                    11,859,154
    437,200   TotalFinaElf SA ADR (France)(c)                           31,259,800
                                                                  ----------------
                                                                       111,294,533
-------------------------------------------------------------------------------------
Paper & Forest Products  1.4%
    433,454   International Paper Co.                                   15,157,886
     22,132   MeadWestvaco Corp.                                           546,882
    212,818   Weyerhaeuser Co.                                          10,472,774
                                                                  ----------------
                                                                        26,177,542

    See Notes to Financial Statements                                     17

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Personal Products  0.4%
     62,610   Avon Products, Inc.                                 $      3,372,801
     89,300   Estee Lauder Cos., Inc. (Class A)                          2,357,520
     55,329   Gillette Co.                                               1,679,788
                                                                  ----------------
                                                                         7,410,109
-------------------------------------------------------------------------------------
Pharmaceuticals  11.0%
    654,365   Abbott Laboratories                                       26,174,600
     51,640   Bristol-Myers Squibb Co.                                   1,195,466
    313,321   Eli Lilly & Co.                                           19,895,884
    521,587   Johnson & Johnson                                         28,014,438
     11,066   King Pharmaceuticals, Inc.(a)                                190,225
    120,267   Merck & Co., Inc.                                          6,808,315
     83,900   Novartis AG ADR (Switzerland)                              3,081,647
  1,205,638   Pfizer, Inc.(b)                                           36,856,354
    659,898   Pharmacia Corp.                                           27,583,736
    126,017   Schering-Plough Corp.                                      2,797,577
    617,600   Sepracor, Inc.(a)                                          5,972,192
    468,989   Teva Pharmaceutical Industries Ltd. ADR (Israel)          18,107,665
    659,971   Wyeth                                                     24,682,915
                                                                  ----------------
                                                                       201,361,014
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.1%
     19,400   CarrAmerica Realty Corp.                                     485,970
     22,427   Equity Office Properties Trust                               560,226
     45,600   iStar Financial, Inc.                                      1,279,080
                                                                  ----------------
                                                                         2,325,276
-------------------------------------------------------------------------------------
Road & Rail  0.4%
     34,820   Burlington Northern, Inc.                                    905,668
    112,700   Canadian National Railway Co. (Canada)                     4,683,812
     22,648   Union Pacific Corp.                                        1,355,936
                                                                  ----------------
                                                                         6,945,416
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  4.7%
    624,400   Altera Corp.(a)                                            7,698,852
     42,308   Analog Devices, Inc.(a)                                    1,009,892
    589,924   Applied Materials, Inc.(a)                                 7,686,710

    18                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     17,521   Axcelis Technologies, Inc.(a)                       $         98,275
  1,870,980   Intel Corp.                                               29,131,159
    119,025   KLA-Tencor Corp.(a)(c)                                     4,209,914
     46,300   Linear Technology Corp.                                    1,190,836
     24,013   Maxim Integrated Products, Inc.                              793,389
    330,401   Micron Technology, Inc.(a)(c)                              3,218,106
    193,300   Novellus Systems, Inc.(a)                                  5,427,864
    507,900   STMicroelectronics NV (Switzerland)                        9,909,129
     77,900   Teradyne, Inc.(a)                                          1,013,479
    993,281   Texas Instruments, Inc.                                   14,909,148
     28,365   Xilinx, Inc.(a)                                              584,319
                                                                  ----------------
                                                                        86,881,072
-------------------------------------------------------------------------------------
Software  4.5%
     12,209   Adobe Systems, Inc.                                          302,795
    202,500   BEA Systems, Inc.(a)                                       2,322,675
    412,703   BMC Software, Inc.(a)                                      7,061,348
      5,695   Computer Associates International, Inc.                       76,883
      2,914   Electronic Arts, Inc.(a)                                     145,030
     13,168   Intuit, Inc.(a)                                              617,843
  1,208,242   Microsoft Corp.(a)                                        62,466,111
    666,791   Oracle Corp.(a)                                            7,201,343
     16,672   PeopleSoft, Inc.(a)                                          305,098
      7,101   Rational Software Corp.(a)                                    73,779
     18,832   Siebel Systems, Inc.(a)                                      140,863
     53,265   VERITAS Software Corp.(a)                                    831,999
                                                                  ----------------
                                                                        81,545,767
-------------------------------------------------------------------------------------
Specialty Retail  1.6%
     10,549   Bed Bath & Beyond, Inc.(a)                                   364,257
    109,108   Best Buy Co., Inc.(a)                                      2,634,958
    296,208   CarMax, Inc.(a)                                            5,296,199
    931,097   Circuit City Stores-Circuit City Group, Inc.               6,908,740
     45,407   Gap, Inc.                                                    704,717
    435,249   Home Depot, Inc.                                          10,428,566
     56,288   Lowe's Cos., Inc.                                          2,110,800
                                                                  ----------------
                                                                        28,448,237

    See Notes to Financial Statements                                     19

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Textiles & Apparel
     16,525   NIKE, Inc. (Class B)                                $        734,867
-------------------------------------------------------------------------------------
Tobacco  1.2%
    519,587   Philip Morris Cos., Inc.                                  21,058,861
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.5%
  1,173,976   AT&T Wireless Services, Inc.(a)                            6,632,965
     63,923   Nextel Communications, Inc. (Class A)(a)                     738,311
     18,443   Sprint Corp. (PCS Group)                                      80,780
     45,370   Vodafone Group PLC ADR (United Kingdom)                      822,104
                                                                  ----------------
                                                                         8,274,160
                                                                  ----------------
              Total common stocks (cost $2,079,735,722)              1,787,354,701
                                                                  ----------------
CORPORATE BOND  0.1%
Moody's          Principal
Rating           Amount
(Unaudited)      (000)
---------------------------------------------------------------------------------------------
Semiconductors
                                  Teradyne, Inc., 3.75%, 10/15/06
NR               $    2,900        (cost $3,254,871)                          2,594,601
                                                                        ---------------
                                  Total long-term investments
                                   (cost $2,082,990,593)                  1,789,949,302
                                                                        ---------------
SHORT-TERM INVESTMENTS  3.7%
Shares
----------------------------------------------------------------------------------------
Mutual Fund  2.9%
  52,648,995   Prudential Core Investment Fund-
                Taxable Money Market Series
                (cost $52,648,995; Note 3)(d)                           52,648,995
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Repurchase Agreement  0.8%
$    15,282   Joint Repurchase Agreement Account,
               1.25%, 1/02/03, (cost $15,282,000; Note 6)          $     15,282,000
                                                                   ----------------
              Total short-term investments (cost $67,930,995)            67,930,995
                                                                   ----------------
              Total Investments  101.3%
               (cost $2,150,921,588; Note 5)                          1,857,880,297
              Liabilities in excess of other assets  (1.3%)             (24,381,746)
                                                                   ----------------
              Net Assets  100%                                     $  1,833,498,551
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of security segregated as collateral for financial futures contracts.
(c) Portion of securities on loan, see Note 4.
(d) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     21

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities
   on loan of $17,089,855 (cost $2,150,921,588)                  $ 1,857,880,297
Foreign currency, at value (cost $17,762)                                 17,417
Cash                                                                     100,074
Receivable for investments sold                                        5,888,949
Dividends and interest receivable                                      1,850,979
Receivable for Fund shares sold                                          778,531
Tax reclaim receivable                                                    96,784
Prepaid expenses and other assets                                         75,191
Due from broker-variation margin                                          14,235
Receivable for security lending                                              651
                                                                -----------------
      Total assets                                                 1,866,703,108
                                                                -----------------
LIABILITIES
Collateral for securities on loan                                     17,089,855
Payable for Fund shares reacquired                                     9,844,391
Payable for investments purchased                                      3,785,111
Accrued expenses and other liabilities                                   944,583
Management fee payable                                                   756,749
Distribution fee payable                                                 733,799
Security lending rebate payable                                           32,048
Deferred director's fee payable                                           17,079
Foreign withholding taxes payable                                            942
                                                                -----------------
      Total liabilities                                               33,204,557
                                                                -----------------
NET ASSETS                                                       $ 1,833,498,551
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     1,700,851
   Paid-in capital in excess of par                                2,523,799,560
                                                                -----------------
                                                                   2,525,500,411
   Undistributed net investment income                                 1,894,882
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (400,709,840)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (293,186,902)
                                                                -----------------
Net assets, December 31, 2002                                    $ 1,833,498,551
                                                                -----------------
                                                                -----------------

    22                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,171,741,258 / 108,250,429 shares of common stock
      issued and outstanding)                                             $10.82
   Maximum sales charge (5% of offering price)                               .57
                                                                -----------------
   Maximum offering price to public                                       $11.39
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($491,225,598 / 46,029,812 shares of common stock
      issued and outstanding)                                             $10.67
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($38,942,901 / 3,649,354 shares of common stock issued
      and outstanding)                                                    $10.67
   Sales charge (1% of offering price)                                       .11
                                                                -----------------
   Offering price to public                                               $10.78
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($131,588,794 / 12,155,537 shares of common stock
      issued and outstanding)                                             $10.83
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     23

       Prudential Equity Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $204,318)       $  31,546,566
   Interest                                                             384,048
   Income from securities lending (net)                                   9,460
                                                                -----------------
      Total income                                                   31,940,074
                                                                -----------------
Expenses
   Management fee                                                    10,978,501
   Distribution fee--Class A                                          3,513,037
   Distribution fee--Class B                                          7,360,907
   Distribution fee--Class C                                            493,036
   Transfer agent's fees and expenses                                 4,492,000
   Reports to shareholders                                              575,000
   Custodian's fees and expenses                                        283,000
   Registration fees                                                     76,000
   Legal fees and expenses                                               50,000
   Audit fees                                                            32,500
   Directors' fees                                                       31,000
   Miscellaneous                                                         66,257
                                                                -----------------
      Total operating expenses                                       27,951,238
   Loan interest expense (Note 2)                                         2,687
                                                                -----------------
      Total expenses                                                 27,953,925
                                                                -----------------
Net investment income                                                 3,986,149
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net realized gain (loss) on:
   Investment transactions                                         (328,323,364)
   Financial futures contracts                                       (1,839,679)
   Foreign currency transactions                                        (40,329)
                                                                -----------------
                                                                   (330,203,372)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                     (302,399,128)
   Foreign currencies                                                       474
   Financial futures contracts                                         (374,337)
                                                                -----------------
                                                                   (302,772,991)
                                                                -----------------
Net loss on investments and foreign currencies                     (632,976,363)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(628,990,214)
                                                                -----------------
                                                                -----------------

    24                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2002                 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $     3,986,149      $     2,616,902
   Net realized loss on investments and
      foreign currency transactions              (330,203,372)         (59,834,503)
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                         (302,772,991)        (402,953,560)
                                             -----------------    -----------------
   Net decrease in net assets resulting
      from operations                            (628,990,214)        (460,171,161)
                                             -----------------    -----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                      (1,563,351)          (1,822,085)
      Class B                                              --                   --
      Class C                                              --                   --
      Class Z                                        (550,783)            (724,011)
                                             -----------------    -----------------
                                                   (2,114,134)          (2,546,096)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                              --         (113,773,393)
      Class B                                              --          (77,305,967)
      Class C                                              --           (4,039,131)
      Class Z                                              --          (14,435,762)
                                             -----------------    -----------------
                                                           --         (209,554,253)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Proceeds from shares sold                      169,938,529          596,168,344
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 2,037,372          204,735,137
   Cost of shares reacquired                     (635,561,417)      (1,030,987,380)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (463,585,516)        (230,083,899)
                                             -----------------    -----------------
Total decrease                                 (1,094,689,864)        (902,355,409)
NET ASSETS
Beginning of year                               2,928,188,415        3,830,543,824
                                             -----------------    -----------------
End of year(a)                                $ 1,833,498,551      $ 2,928,188,415
                                             -----------------    -----------------
                                             -----------------    -----------------
---------------
(a) Includes undistributed net investment
    income                                    $     1,894,882      $        63,196
                                             -----------------    -----------------

    See Notes to Financial Statements                                     25

       Prudential Equity Fund, Inc.
             Notes to Financial Statements

      Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last reported sale price on such exchange or system on the day of valuation or, if there was no sale reported on such day, at the mean between the last reported bid and asked price on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadvisers to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides valuation methodology that, in the judgment of the Manager or subadviser(s) (or valuation committee or Board of Directors), does not represent fair value, are valued by the valuation committee and Board of Directors in consultation with the Manager or subadviser(s). Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate and securities lending fees, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned. The Fund is entitled to any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises each subadviser's performance of such services. Pursuant to subadvisory agreements between PI and each of Jennison Associates LLC ('Jennison'), GE Asset Management, Inc., ('GEAM') and Salomon Brothers Asset Management, Inc. ('Salomon'), these subadvisers are responsible for the day-to-day management of the portion of the Fund they manage with Jennison managing approximately half of the assets and the other two subadvisers each managing approximately 25% of the assets. PI pays for the services of Jennison, GEAM and Salomon, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1% of the average

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

daily net assets of Class A, Class B and Class C shares for the year ended December 31, 2002, respectively.

      PIMS has advised the Fund that it has received approximately $267,300 and $12,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2002, it received approximately $807,100 and $5,400 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an a indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2002, the Fund incurred fees of approximately $3,251,200 for the services of PMFS. As of December 31, 2002, approximately $247,600 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $330,800 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $312,700 for the year ended December 31, 2002. As of December 31, 2002, approximately $23,900 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses on the Statement of Operations.

      For the year ended December 31, 2002, PSI earned $14,494 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

      PSI is the securities lending agent for the Fund. For the year ended December 31, 2002, PSI has been compensated by the Fund approximately $3,200 for these services of which $1,780 is payable at December 31, 2002.

      The Fund invested in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

by PI. For the year ended December 31, 2002, the Fund earned income of approximately $947,900 and $9,500 from the Taxable Money Market Series by investing its excess cash and collateral received from securities lending respectively.

      Included in the realized gain/loss on investment transactions, in the Statement of Operations, for the year ended December 31, 2002, is an amount of approximately $51,000, reimbursed by the Subadviser, Jennison, in connection with a trading error.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002 aggregated $1,135,153,857 and $1,551,016,807, respectively.

      As of December 31, 2002, the Fund had securities on loan with an aggregate market value of $16,517,615. The Fund received $17,089,855 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

      During the year ended December 31, 2002, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2002 are as follows:

                                                   Value at        Value at
Number of                          Expiration       Trade        December 31,       Unrealized
Contracts           Type              Date           Date            2002          Depreciation
---------     -----------------    -----------    ----------     ------------     ---------------
               Long Position:
    40             S&P 500         Mar 2003       $8,934,875      $8,789,000         $(145,875)

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to decrease accumulated net realized losses and decrease net investment income by $40,329 due to the reclassification of foreign currency loss. Net investment income, net realized gains and net assets were not affected by this change.

      For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2002, of approximately $330,563,800, of which $5,750,100

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

expires in 2009 and $324,813,700 expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carry-forward. The Fund elected to treat post-October capital losses and currency losses from the prior fiscal year of approximately $10,299,254 and 36,519, respectively as being incurred in the current fiscal year.

      For the years ended December 31, 2002 and December 31, 2001, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $2,114,134 and $2,546,096 of ordinary income, respectively, and $209,554,253 of long-term capital gains for fiscal year ended December 31, 2001.

      For the year ended December 31, 2002, the accumulated undistributed earnings on tax basis consisted of $1,931,401 of ordinary income.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of December 31, 2002 were as follows:

                                                        Other Cost
                                                           Basis        Net Unrealized
   Tax Basis       Appreciation      Depreciation       Adjustments      Depreciation
---------------   ---------------   ---------------   ---------------   ---------------
$2,210,913,963      $83,565,818      $436,599,748          $264          $353,033,666

      The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2002, the Fund had a 3.2% undivided interest in the joint account. The undivided interest for the Fund represents $15,282,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Bear, Stearns & Co. Inc., 1.25%, in the principal amount of $158,327,000, repurchase price $158,337,995, due 1/2/03. The value of the collateral including accrued interest was $161,496,104.

      Greenwich Capital Market, 1.25%, in the principal amount of $158,326,000, repurchase price $158,336,995, due 1/2/03. The value of the collateral including accrued interest was $161,492,977.

      UBS Warburg, 1.25%, in the principal amount of $158,326,000, repurchase price $158,336,995, due 1/2/03. The value of the collateral including accrued interest was $161,493,548.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended December 31, 2002:
Shares sold                                                  7,327,260    $  91,096,995
Shares issued in reinvestment of dividends                     130,285        1,490,461
Shares reacquired                                          (30,999,590)    (378,829,974)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversions                                              (23,542,045)    (286,242,518)
Shares issued upon conversion from Class B                  11,063,693      133,749,286
                                                          ------------    -------------
Net increase (decrease) in shares outstanding              (12,478,352)   $(152,493,232)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended December 31, 2001:
Shares sold                                                 29,354,404    $ 446,585,110
Shares issued in reinvestment of dividends                   6,886,385      110,555,376
Shares reacquired                                          (48,149,337)    (724,015,055)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversions                                              (11,908,548)    (166,874,569)
Shares issued upon conversion from Class B                  13,232,374      196,651,665
                                                          ------------    -------------
Net increase (decrease) in shares outstanding                1,323,826    $  29,777,096
                                                          ------------    -------------
                                                          ------------    -------------

                                                                          33

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended December 31, 2002:
Shares sold                                                  3,364,387    $  41,823,415
Shares reacquired                                          (15,390,505)    (181,931,673)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversions                                              (12,026,118)    (140,108,258)
Shares reacquired upon conversion into Class A             (11,198,222)    (133,749,286)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding              (23,224,340)   $(273,857,544)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended December 31, 2001:
Shares sold                                                  4,856,542    $  73,568,129
Shares issued in reinvestment of dividends                   4,688,465       75,131,233
Shares reacquired                                          (14,178,598)    (213,062,089)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversions                                               (4,633,591)     (64,362,727)
Shares reacquired upon conversion into Class A             (13,301,578)    (196,651,665)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding              (17,935,169)   $(261,014,392)
                                                          ------------    -------------
                                                          ------------    -------------
Class C
--------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                    942,630    $  10,960,693
Shares reacquired                                           (1,718,166)     (20,360,745)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding                 (775,536)   $  (9,400,052)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended December 31, 2001:
Shares sold                                                  1,542,455    $  23,508,507
Shares issued in reinvestment of dividends                     247,235        3,961,612
Shares reacquired                                           (1,326,989)     (19,731,051)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding                  462,701    $   7,739,068
                                                          ------------    -------------
                                                          ------------    -------------
Class Z
--------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                  2,086,771    $  26,057,426
Shares issued in reinvestment of dividends                      47,807          546,911
Shares reacquired                                           (4,397,217)     (54,439,025)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding               (2,262,639)   $ (27,834,688)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended December 31, 2001:
Shares sold                                                  3,380,824    $  52,506,598
Shares issued in reinvestment of dividends                     943,342       15,086,916
Shares reacquired                                           (4,927,673)     (74,179,185)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding                 (603,507)   $  (6,585,671)
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 8. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended December 31, 2002. The average daily balance, for the 36 days the Fund had debt outstanding during the year ended was $1,200,583 at an interest rate of 2.28%.

       Prudential Equity Fund, Inc.
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $    14.06
                                                              --------------------
Income from investment operations
Net investment income                                                     .05
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                               (3.28)
                                                              --------------------
      Total from investment operations                                  (3.23)
                                                              --------------------
Less distributions
Dividends from net investment income                                     (.01)
Distributions from net realized capital gains                              --
                                                              --------------------
      Total distributions                                                (.01)
                                                              --------------------
Net asset value, end of year                                       $    10.82
                                                              --------------------
                                                              --------------------
TOTAL RETURN(a):                                                       (22.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $1,171,741
Average net assets (000)                                           $1,405,215
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .95%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .70%
   Net investment income                                                  .40%
   For Classes A, B, C and Z shares:
      Portfolio turnover                                                   49%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b) Calculated based upon weighted average shares outstanding during the year.

    36                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                           Class A
-------------------------------------------------------------
                   Year Ended December 31,
-------------------------------------------------------------
   2001           2000           1999           1998
-------------------------------------------------------------
$    16.99     $    19.29     $    19.76     $    19.85
----------     ----------     ----------     ----------
       .05            .20            .26            .31
     (1.99)           .55           2.15           1.37
----------     ----------     ----------     ----------
     (1.94)           .75           2.41           1.68
----------     ----------     ----------     ----------
      (.02)          (.22)          (.27)          (.28)
      (.97)         (2.83)         (2.61)         (1.49)
----------     ----------     ----------     ----------
      (.99)         (3.05)         (2.88)         (1.77)
----------     ----------     ----------     ----------
$    14.06     $    16.99     $    19.29     $    19.76
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
    (12.14)%         4.73%         12.50%          8.41%
$1,697,621     $2,028,525     $2,240,250     $2,290,659
$1,822,036     $1,983,138     $2,217,410     $2,088,616
       .93%           .87%           .86%           .85%
       .68%           .62%           .61%           .60%
       .34%          1.01%          1.25%          1.41%
       155%            63%             9%            25%

    See Notes to Financial Statements                                     37

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  13.95
                                                                  ----------
Income from investment operations
Net investment income (loss)                                            (.04)
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                              (3.24)
                                                                  ----------
      Total from investment operations                                 (3.28)
                                                                  ----------
Less distributions
Dividends from net investment income                                      --
Distributions from net realized capital gains                             --
                                                                  ----------
      Total distributions                                                 --
                                                                  ----------
Net asset value, end of year                                        $  10.67
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (23.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $491,226
Average net assets (000)                                            $736,091
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.70%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .70%
   Net investment income (loss)                                         (.35)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales loads.
(b) Calculated based upon weighted average shares outstanding during the year.

    38                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                           Class B
-------------------------------------------------------------
                   Year Ended December 31,
-------------------------------------------------------------
   2001           2000           1999           1998
-------------------------------------------------------------
$    16.97     $    19.26     $    19.73     $    19.83
----------     ----------     ----------     ----------
      (.07)           .11            .13            .14
     (1.98)           .50           2.12           1.37
----------     ----------     ----------     ----------
     (2.05)           .61           2.25           1.51
----------     ----------     ----------     ----------
        --           (.07)          (.11)          (.12)
      (.97)         (2.83)         (2.61)         (1.49)
----------     ----------     ----------     ----------
      (.97)         (2.90)         (2.72)         (1.61)
----------     ----------     ----------     ----------
$    13.95     $    16.97     $    19.26     $    19.73
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
    (12.80)%         3.93%         11.69%          7.55%
$  966,066     $1,479,532     $2,351,200     $2,923,060
$1,182,447     $1,785,239     $2,666,269     $3,135,980
      1.68%          1.62%          1.61%          1.60%
       .68%           .62%           .61%           .60%
      (.40)%          .26%           .49%           .66%

    See Notes to Financial Statements                                     39

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  13.95
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.04)
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                              (3.24)
                                                                    --------
      Total from investment operations                                 (3.28)
                                                                    --------
Less distributions
Dividends from net investment income                                      --
Distributions from net realized capital gains                             --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
Net asset value, end of year                                        $  10.67
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (23.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 38,943
Average net assets (000)                                            $ 49,304
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.70%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .70%
   Net investment income (loss)                                         (.34)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b) Calculated based upon weighted average shares outstanding during the year.

    40                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                         Class C
---------------------------------------------------------
                 Year Ended December 31,
---------------------------------------------------------
  2001          2000          1999          1998
---------------------------------------------------------
 $ 16.97       $ 19.26       $ 19.73       $ 19.83
---------     ---------     ---------     ---------
    (.06)          .04           .10           .16
   (1.99)          .57          2.15          1.35
---------     ---------     ---------     ---------
   (2.05)          .61          2.25          1.51
---------     ---------     ---------     ---------
      --          (.07)         (.11)         (.12)
    (.97)        (2.83)        (2.61)        (1.49)
---------     ---------     ---------     ---------
    (.97)        (2.90)        (2.72)        (1.61)
---------     ---------     ---------     ---------
 $ 13.95       $ 16.97       $ 19.26       $ 19.73
---------     ---------     ---------     ---------
---------     ---------     ---------     ---------
  (12.80)%        3.93%        11.69%         7.55%
 $61,722       $67,237       $82,737       $88,839
 $64,197       $67,999       $86,078       $82,907
    1.68%         1.62%         1.61%         1.60%
     .68%          .62%          .61%          .60%
    (.40)          .26%          .50%          .67%

    See Notes to Financial Statements                                     41

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  14.06
                                                                  ----------
Income from investment operations
Net investment income                                                    .08
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                              (3.27)
                                                                  ----------
   Total from investment operations                                    (3.19)
                                                                  ----------
Less distributions
Dividends from net investment income                                    (.04)
Distributions from net realized capital gains                             --
                                                                  ----------
      Total distributions                                               (.04)
                                                                  ----------
Net asset value, end of year                                        $  10.83
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (22.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $131,589
Average net assets (000)                                            $165,724
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .70%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .70%
   Net investment income                                                 .65%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.

    42                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                         Class Z
---------------------------------------------------------
                 Year Ended December 31,
---------------------------------------------------------
  2001          2000          1999          1998
---------------------------------------------------------
$   16.99     $   19.30     $   19.76     $   19.87
---------     ---------     ---------     ---------
      .09           .25           .31           .35
    (2.00)          .54          2.16          1.36
---------     ---------     ---------     ---------
    (1.91)          .79          2.47          1.71
---------     ---------     ---------     ---------
     (.05)         (.27)         (.32)         (.33)
     (.97)        (2.83)        (2.61)        (1.49)
---------     ---------     ---------     ---------
    (1.02)        (3.10)        (2.93)        (1.82)
---------     ---------     ---------     ---------
$   14.06     $   16.99     $   19.30     $   19.76
---------     ---------     ---------     ---------
---------     ---------     ---------     ---------
   (11.93)%        4.95%        12.81%         8.56%
$ 202,779     $ 255,250     $ 304,906     $ 307,921
$ 225,442     $ 269,633     $ 302,528     $ 311,816
      .68%          .62%          .61%          .60%
      .68%          .62%          .61%          .60%
      .60%         1.26%         1.50%         1.67%

    See Notes to Financial Statements                                     43

       Prudential Equity Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2003

       Prudential Equity Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 2002.

      During 2002, the Fund paid to the ordinary income dividends of $0.0145 per Class A share and $0.0445 per Class Z share. Further, we wish to advise you that 100% of the ordinary income dividends paid in 2002 qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Prudential Equity Fund, Inc.           www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation;
                                                              (1978-2002) of New Jersey                      Director (since 1995)
                                                              Institute of Technology;                       of Prosperity New
                                                              Commissioner (1998-2002) of                    Jersey.
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1982    Marketing Consultant.                88

Douglas H. McCorkindale (63)    Director        Since 1996    Chairman (since February             77        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    46                                                                    47

Prudential Equity Fund, Inc.           www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1998    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of Greater                  of First Financial
                                                              Rochester Metro Chamber of                     Fund, Inc. and Director
                                                              Commerce, Rochester City                       (since 1988) of The
                                                              Manager; formerly Deputy                       High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        Since 1996    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992) and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

    48                                                                    49

Prudential Equity Fund, Inc.           www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1996    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    50                                                                    51

Prudential Equity Fund, Inc.           www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    52                                                                    53

Prudential Equity Fund, Inc.           www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).

   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.

  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.

 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    54                                                                    55

Prudential Equity Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                       www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Equity Fund, Inc.
Class A     Growth of a $10,000 Investment

                   (LINE GRAPH)

Average Annual Total Returns as of 12/31/02
                     One Year     Five Years     Ten Years     Since Inception
With Sales Charge     -26.80%      -3.86%          7.04%          8.38%
Without Sales Charge  -22.95%      -2.87%          7.59%          8.81%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index is an unmanaged, capitalization-weighted index comprising 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock Exchange, American Stock Exchange, and Nasdaq, and is included in the Russell 3000 Index. This large-capitalization market-oriented index is highly correlated with the S&P 500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                       www.prudential.com  (800) 225-1852

                   (LINE GRAPH)

Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 12/31/02

                     One Year     Five Years     Ten Years     Since Inception
With Sales Charge     -27.34%       -3.72%         6.79%          11.70%
Without Sales Charge  -23.51%       -3.60%         6.79%          11.70%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class B shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index is an unmanaged, capitalization-weighted index comprising 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock Exchange, American Stock Exchange, and Nasdaq, and is included in the Russell 3000 Index. This large-capitalization market-oriented index is highly correlated with the S&P 500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Equity Fund, Inc.
Class C     Growth of a $10,000 Investment

                   (LINE GRAPH)

Average Annual Total Returns as of 12/31/02

                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge     -25.03%       -3.79%           N/A            5.35%
Without Sales Charge  -23.51%       -3.60%           N/A            5.48%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class C shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index is an unmanaged, capitalization-weighted index comprising 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock Exchange, American Stock Exchange, and Nasdaq, and is included in the Russell 3000 Index. This large-capitalization market-oriented index is highly correlated with the S&P 500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                       www.prudential.com  (800) 225-1852

                   (LINE GRAPH)

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 12/31/02

     One Year     Five Years     Ten Years     Since Inception
     -22.67%        -2.63%          N/A            3.16%


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class Z shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index is an unmanaged, capitalization-weighted index comprising 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock Exchange, American Stock Exchange, and Nasdaq, and is included in the Russell 3000 Index. This large-capitalization market-oriented index is highly correlated with the S&P 500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

GE Asset Management, Inc.
3003 Summer Street
Stamford, CT 06904

Salomon Brothers Asset Management, Inc.
388 Greenwich Street, 8th Floor
New York, NY 10013

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq      CUSIP
Class A          PBQAX     744316100
Class B          PBQFX     744316209
Class C          PRECX     744316308
Class Z          PEQZX     744316407

MF101E     IFS-A077513